Schedule of Investments PIMCO High Income Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 107.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%
Altice France SA 9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		$3,069	$2,977
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		8,142	7,940
Clover Holdings 2 LLC
TBD% due 12/10/2029 µ		909	907
7.942% (TSFR1M + 3.750%) due 12/09/2031 ~		6,484	6,498
Clover Holdings SPV III LLC 15.000% due 12/09/2027		242	249
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		10,800	11,112
Envision Healthcare Corp. 12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		11,545	11,891
Finastra USA, Inc.
8.038% (TSFR3M + 4.000%) due 09/15/2032 ~		4,600	4,586
11.038% (TSFR3M + 7.000%) due 09/15/2033 ~		400	399
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		1,797	1,796
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		5,456	5,461
iHeartCommunications, Inc. 10.053% (TSFR1M + 5.775%) due 05/01/2029 ~		462	405
J&J Ventures Gaming LLC 9.278% (TSFR1M + 5.000%) due 04/26/2028 «~		1,257	1,270
Lealand Finance Co. BV 7.278% (TSFR1M + 3.000%) due 06/30/2027 ~		105	86
Lealand Finance Co. BV (5.278% Cash) 5.728% - 5.278% due 12/31/2027 ~		584	419
Mercury Aggregator LP (19.000% PIK) 19.000% due 04/03/2026 «(c)		2,554	751
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		766	766
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		7,547	6,955
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	6,350	8,544
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		$9,019	7,630
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,000	1,655
Project Nova 7.250% due 08/31/2026 «		$200	200
Promotora de Informaciones SA 7.494% (EUR003M + 5.470%) due 12/31/2029 «~	EUR	15,537	17,968
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026		20,672	7,425
Stepstone Group MidCo 2 GmbH
6.673% (EUR006M + 4.500%) due 04/26/2032 ~		8,000	9,263
8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$1,496	1,423
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	7,000	8,259
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$19,243	18,829
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		21,062	20,163
Unicorn BAY 13.000% due 12/31/2026 «	HKD	40,394	5,256
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$2,650	1,073
X Corp.
9.500% due 10/26/2029		1,750	1,758
10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		10,404	10,220

Total Loan Participations and Assignments (Cost $193,739)			184,134

CORPORATE BONDS & NOTES 44.0%
BANKING & FINANCE 5.8%
Alamo Re Ltd. 15.784% (T-BILL 1MO + 11.880%) due 06/08/2026 ~		300	316
Antares Holdings LP 6.350% due 10/23/2029 (l)		500	512

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

Armor Holdco, Inc. 8.500% due 11/15/2029		1,900	1,897
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (l)		3,973	3,333
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	3,300	3,987
Cape Lookout Re Ltd. 12.609% (T-BILL 1MO + 8.702%) due 04/05/2027 ~		$900	940
Claveau Re Ltd. 4.004% (T-BILL 3MO + 0.100%) due 07/08/2028 «~		384	0
Credicorp Capital Sociedad Titulizadora SA 9.700% due 03/05/2045	PEN	1,000	305
Credit Suisse AG AT1 Claim		$600	78
Diversified Healthcare Trust 7.250% due 10/15/2030		400	407
East Lane Re VII Ltd. 12.822% (T-BILL 3MO + 8.890%) due 03/31/2026 ~		250	254
Encore Capital Group, Inc. 6.625% due 04/15/2031 (b)		2,000	1,995
Everglades Re II Ltd.
14.409% (GSMMUSTI + 10.500%) due 05/13/2031 ~		400	422
15.404% (GSMMUSTI + 11.500%) due 05/13/2031 ~		400	422
16.654% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		400	421
Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	305
6.183% (SOFRRATE + 2.030%) due 03/20/2028 ~		900	901
Greengrove RE Ltd. 11.654% (T-BILL 1MO + 7.750%) due 04/08/2032 ~		250	250
GSPA Monetization Trust 6.422% due 10/09/2029		2,973	3,001
HA Sustainable Infrastructure Capital, Inc.
6.150% due 01/15/2031 (l)		1,000	1,028
6.375% due 07/01/2034 (l)		1,000	1,018
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		27	15
Hudson Pacific Properties LP 5.950% due 02/15/2028 (l)		100	99
Integrity RE III Ltd. 29.404% (T-BILL 1MO + 25.500%) due 06/06/2027 ~		250	281
Integrity Re Ltd.
21.138% (T-BILL 1MO + 17.234%) due 06/08/2026 ~		450	494
26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		450	502
ION Platform Finance SARL
6.500% due 09/30/2030 (b)	EUR	300	352
6.875% due 09/30/2032 (b)		200	235
ION Platform Finance U.S., Inc. 7.875% due 09/30/2032 (b)		$1,400	1,391
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	316	370
Long Walk Reinsurance Ltd. 14.142% (T-BILL 3MO + 10.240%) due 01/30/2031 ~		$800	815
Luca RE Ltd. 11.154% (T-BILL 3MO + 7.250%) due 07/22/2031 ~		350	350
Marex Group PLC 6.404% due 11/04/2029		300	309
Nature Coast Re Ltd. 13.654% (T-BILL 3MO + 9.750%) due 04/10/2033 ~		250	262
New Immo Holding SA 3.250% due 07/23/2027	EUR	1,200	1,390
Polestar Re Ltd.
14.402% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		$300	311
17.154% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		900	937
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		1,545	966
Service Properties Trust 0.000% due 09/30/2028 (g)		600	530
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	8,545	2,636
Torrey Pines Re Ltd.
9.940% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	261
11.010% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	260
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030		9,463	8,577
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029		3,500	3,290
Ursa Re Ltd.
11.404% (T-BILL 3MO + 7.500%) due 02/22/2028 ~		400	404
13.154% (JMMMUSTF + 9.250%) due 12/07/2028 ~		1,000	1,044
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,258	0

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

Winston RE Ltd. 15.594% (T-BILL 3MO + 11.690%) due 02/26/2031 ~		700	756

			48,629

INDUSTRIALS 34.1%
Altice France Holding SA
8.000% due 05/15/2027	EUR	6,700	2,855
10.500% due 05/15/2027		$5,300	1,922
Altice France SA
3.375% due 01/15/2028	EUR	2,000	2,025
5.125% due 01/15/2029		$600	516
5.125% due 07/15/2029		3,665	3,148
5.500% due 01/15/2028		2,900	2,567
5.500% due 10/15/2029		1,200	1,044
8.125% due 02/01/2027		1,000	957
ams-OSRAM AG
10.500% due 03/30/2029	EUR	500	628
12.250% due 03/30/2029		$700	754
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029 (l)		1,500	1,470
Beignet 6.850% due 06/01/2049 «(b)		16,570	16,570
BKV Upstream Midstream LLC 7.500% due 10/15/2030		400	400
Block, Inc. 6.000% due 08/15/2033		500	512
Carvana Co. 9.000% due 06/01/2031		1,920	2,175
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/2029 (l)		5,700	5,030
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029 (l)		3,700	3,200
Cheplapharm Arzneimittel GmbH 7.500% due 05/15/2030 (l)	EUR	5,600	6,818
Chord Energy Corp. 6.000% due 10/01/2030		$700	696
CHS/Community Health Systems, Inc.
9.750% due 01/15/2034		2,380	2,441
10.875% due 01/15/2032		1,300	1,378
Cleveland-Cliffs, Inc. 7.625% due 01/15/2034		400	412
Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		6,300	6,128
7.000% due 06/15/2027		1,100	1,098
CoreWeave, Inc. 9.000% due 02/01/2031		800	821
DISH DBS Corp.
5.250% due 12/01/2026		6,650	6,540
5.750% due 12/01/2028		12,450	11,946
7.750% due 07/01/2026		5,500	5,455
Ecopetrol SA
4.625% due 11/02/2031 (l)		5,500	4,937
7.750% due 02/01/2032 (l)		14,600	15,117
8.375% due 01/19/2036		260	269
Energizer Holdings, Inc. 6.000% due 09/15/2033		1,800	1,763
Flora Food Management BV 6.875% due 07/02/2029	EUR	1,000	1,176
Ford Motor Co. 7.700% due 05/15/2097 (l)		$7,745	8,186
General Shopping Investments Ltd. 0.000% (US0003M + 11.808%) due 03/20/2026 ~(i)		2,500	162
Grupo Nutresa SA 8.000% due 05/12/2030 (l)		700	751
HCA, Inc. 7.500% due 11/15/2095 (l)		1,746	1,945
HF Sinclair Corp. 6.250% due 01/15/2035 (l)		1,900	1,987
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		9,523	9,523
Incora Top Holdco LLC 6.000% due 01/30/2033 «~(k)		6,943	11,232
Intralot Capital Luxembourg SA
6.500% due 10/15/2031 •	EUR	1,800	2,119
6.750% due 10/15/2031		1,300	1,541
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031		$3,133	3,180
Kronos International, Inc. 9.500% due 03/15/2029	EUR	3,000	3,724
Manuchar Group SARL 7.014% due 07/07/2032 •		500	581
Motion Finco SARL 8.375% due 02/15/2032		$400	346
MPH Acquisition Holdings LLC 5.750% due 12/31/2030		6,200	5,419

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

New Albertsons LP 6.570% due 02/23/2028		4,021	4,069
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		1,200	750
11.750% due 10/15/2028 «		500	355
Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		8,700	8,201
7.500% due 07/17/2030		500	525
Noble Finance II LLC 8.000% due 04/15/2030		11,725	12,145
Ocado Group PLC
10.500% due 08/08/2029	GBP	1,750	2,352
11.000% due 06/15/2030 (l)		2,950	3,991
Petroleos Mexicanos
6.700% due 02/16/2032		$3,463	3,434
6.750% due 09/21/2047 (l)		1,098	907
6.840% due 01/23/2030		1,100	1,120
8.750% due 06/02/2029 (l)		1,257	1,355
Prime Healthcare Services, Inc. 9.375% due 09/01/2029		1,800	1,874
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	10	16
Thames Water Utilities Finance PLC 6.500% due 02/09/2034		100	95
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)		1	1
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$1,797	1,581
5.750% due 09/30/2039		4,674	4,741
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 8.250% due 05/15/2030	EUR	1,400	1,570
Transocean International Ltd. 7.875% due 10/15/2032 (b)		$1,100	1,111
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,001	876
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	1,000	1,097
Uzbekneftegaz JSC 8.750% due 05/07/2030		$3,600	3,854
Valaris Ltd. 8.375% due 04/30/2030		11,311	11,747
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	120,000	8,093
Vedanta Resources Finance II PLC 9.125% due 10/15/2032 (b)		$1,400	1,400
Venture Global LNG, Inc.
7.000% due 01/15/2030		2,200	2,278
8.125% due 06/01/2028		900	932
9.500% due 02/01/2029 (l)		4,709	5,192
9.875% due 02/01/2032		2,280	2,484
Venture Global Plaquemines LNG LLC
6.500% due 01/15/2034		800	843
6.750% due 01/15/2036		800	850
Viridien
8.500% due 10/15/2030	EUR	2,400	2,927
10.000% due 10/15/2030		$4,000	4,115
Vmed O2 U.K. Financing I PLC
5.625% due 04/15/2032	EUR	3,600	4,349
7.750% due 04/15/2032		$3,400	3,576
Wayfair LLC 7.750% due 09/15/2030 (l)		7,700	8,095
WBI Operating LLC
6.250% due 10/15/2030 (b)		800	801
6.500% due 10/15/2033 (b)		2,400	2,397
Weatherford International Ltd. 6.750% due 10/15/2033 (b)		1,400	1,402
Yinson Bergenia Production BV 8.498% due 01/31/2045		1,400	1,504
Yinson Boronia Production BV 8.947% due 07/31/2042		1,374	1,531

			284,000

UTILITIES 4.1%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.650% due 01/24/2033		400	419
Edison International
5.250% due 11/15/2028 (l)		1,300	1,311
6.250% due 03/15/2030 (l)		200	208
FORESEA Holding SA 7.500% due 06/15/2030		3,000	2,939
NGD Holdings BV 6.750% due 12/31/2026		647	589
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		13,934	9,196

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

OI SA (8.500% PIK) 8.500% due 12/31/2028 (c)		29,863	896
Peru LNG SRL 5.375% due 03/22/2030		6,526	6,267
Qwest Corp. 7.375% due 05/01/2030		5,130	5,055
SW Finance I PLC
1.625% due 03/30/2027	GBP	2,300	2,903
2.375% due 05/28/2028		3,500	4,314

			34,097

Total Corporate Bonds & Notes (Cost $391,627)			366,726

CONVERTIBLE BONDS & NOTES 2.5%
INDUSTRIALS 2.5%
ams-OSRAM AG 2.125% due 11/03/2027	EUR	14,000	15,759
DISH Network Corp. 3.375% due 08/15/2026		$5,100	4,939

Total Convertible Bonds & Notes (Cost $20,686)			20,698

MUNICIPAL BONDS & NOTES 1.9%
MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,287	1,802

TEXAS 1.0%
El Paso Downtown Development Corp. Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043		7,175	7,939

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		66,200	6,187

Total Municipal Bonds & Notes (Cost $18,069)			15,928

U.S. GOVERNMENT AGENCIES 3.4%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates 6.154% due 11/25/2055 «~		12,690	8,424
Federal Home Loan Mortgage Corp. REMICS
1.613% due 07/15/2035 •(a)		289	23
1.629% due 06/25/2050 •(a)		2,835	348
1.713% due 02/15/2042 •(a)		384	31
2.653% due 08/15/2036 •(a)		177	24
4.027% due 05/15/2033 •		16	17
5.000% due 06/15/2033 ~(a)		336	31
Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.856% due 10/25/2041 •		5,350	5,619
12.156% due 11/25/2041 •		6,500	6,893
12.856% due 02/25/2042 •		2,200	2,383
Federal National Mortgage Association Connecticut Avenue Securities Trust
9.856% due 12/25/2041 •		1,200	1,243
10.356% due 12/25/2041 •		2,700	2,822
Federal National Mortgage Association REMICS
1.629% due 07/25/2050 •(a)		2,685	337
3.500% due 09/25/2027 (a)		19	0
4.000% due 06/25/2050 (a)		1,685	327
10.000% due 01/25/2034 •		83	87
Government National Mortgage Association REMICS
3.500% due 06/20/2042 - 03/20/2043 (a)		391	61
4.500% due 07/20/2042 (a)		51	6
5.000% due 09/20/2042 (a)		96	12
Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2055		100	88

Total U.S. Government Agencies (Cost $30,405)			28,776

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%
Adjustable Rate Mortgage Trust 4.612% due 05/25/2036 •		2,899	1,188
Atrium Hotel Portfolio Trust 5.948% due 12/15/2036 •		5,500	5,406
Banc of America Alternative Loan Trust
1.328% due 06/25/2046 •(a)		1,927	154
2.368% due 06/25/2037 •(a)		1,624	208
4.632% due 06/25/2037 •		1,496	1,086
Banc of America Funding Trust
6.000% due 07/25/2037		255	217
6.250% due 10/26/2036		3,494	1,275

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

Banc of America Mortgage Trust 5.046% due 02/25/2036 ~		5	4
BCAP LLC Trust
4.480% due 03/26/2037 þ		1,124	1,862
6.000% due 05/26/2037 ~		4,162	1,690
Benchmark Mortgage Trust 3.555% due 08/15/2052 ~		1,500	1,482
CALI Mortgage Trust 3.957% due 03/10/2039		2,200	2,112
CD Mortgage Trust 5.688% due 10/15/2048		102	96
Chase Mortgage Finance Trust
4.469% due 09/25/2036 ~		28	24
4.838% due 12/25/2035 ~		6	6
CHL Mortgage Pass-Through Trust
1.078% due 12/25/2036 •(a)		1,600	147
4.115% due 09/20/2036 ~		178	158
4.593% due 09/25/2047 ~		13	12
Citigroup Mortgage Loan Trust, Inc.
5.016% due 11/25/2035 ~		8,754	4,297
5.059% due 07/25/2037 ~		48	43
6.500% due 09/25/2036		2,117	1,066
CLNY Trust
6.613% due 11/15/2038 •		1,700	1,644
7.309% due 11/15/2038 •		1,300	1,206
Countrywide Alternative Loan Trust
0.728% due 04/25/2035 •(a)		1,619	97
4.753% due 02/25/2037 ~		67	59
4.772% due 12/25/2046 •		1,193	1,018
6.000% due 02/25/2037		3,987	1,451
6.250% due 12/25/2036 •		2,122	858
6.500% due 06/25/2036		589	271
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036		1,262	725
CSMC Trust
3.431% due 11/10/2032		1,200	961
8.794% due 07/15/2032 •		950	946
Eurosail-U.K. PLC
5.455% due 06/13/2045 •	GBP	3,347	3,727
8.105% due 06/13/2045 •		988	1,106
HarborView Mortgage Loan Trust
4.007% due 08/19/2036 ~		$78	66
5.509% due 08/19/2036 ~		1	1
Hilton USA Trust 2.828% due 11/05/2035		900	755
IM Pastor 3 FTH 2.169% due 03/22/2043 •	EUR	1,683	1,750
JP Morgan Alternative Loan Trust 4.157% due 03/25/2037 ~		$2,486	2,166
JP Morgan Chase Commercial Mortgage Securities Trust
5.797% due 11/15/2035 •		1,300	1,123
6.015% due 03/15/2036 •		1,750	1,274
6.147% due 11/15/2035 •		600	444
JP Morgan Mortgage Trust
2.348% due 01/25/2037 •(a)		13,178	1,911
4.063% due 07/27/2037 ~		3,898	3,321
Lehman XS Trust 4.712% due 06/25/2047 •		993	937
New Orleans Hotel Trust
5.787% due 04/15/2032 •		1,000	982
7.887% due 04/15/2032 •		2,282	2,232
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.520% due 04/25/2036 ~		2,454	2,179
Nomura Resecuritization Trust 3.726% due 07/26/2035 ~		3,716	3,330
PRPM LLC 5.503% due 08/25/2030 þ		996	999
Residential Asset Securitization Trust
4.672% due 01/25/2046 •		165	44
6.250% due 09/25/2037		4,542	1,687
6.500% due 08/25/2036		790	219
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,400	1,310
Structured Adjustable Rate Mortgage Loan Trust
4.322% due 01/25/2036 ~		85	46
4.826% due 04/25/2047 ~		258	97
Structured Asset Mortgage Investments II Trust 4.652% due 07/25/2046 •		3,928	3,154
WaMu Mortgage Pass-Through Certificates Trust 3.411% due 05/25/2037 ~		51	42
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2.408% due 04/25/2037 •(a)		6,425	1,275
6.500% due 03/25/2036		3,825	2,922
WSTN Trust
7.958% due 07/05/2037 ~		1,600	1,628
8.748% due 07/05/2037 ~		1,600	1,611

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

10.174% due 07/05/2037 ~		1,300	1,320

Total Non-Agency Mortgage-Backed Securities (Cost $82,812)			75,427

ASSET-BACKED SECURITIES 6.5%
AUTOMOBILE ABS OTHER 0.4%
Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033		1,580	1,586
6.942% due 06/15/2033		697	702
10.219% due 06/15/2033		1,208	1,221

			3,509

HOME EQUITY OTHER 3.0%
ACE Securities Corp. Home Equity Loan Trust 4.552% due 07/25/2036 •		1,392	1,151
Countrywide Asset-Backed Certificates Trust 4.677% due 09/25/2046 •		12,428	10,174
Merrill Lynch Mortgage Investors Trust 4.592% due 04/25/2037 •		524	246
Morgan Stanley Mortgage Loan Trust
5.695% due 11/25/2036 •		935	343
6.465% due 09/25/2046 þ		5,884	1,931
People's Financial Realty Mortgage Securities Trust 4.432% due 09/25/2036 •		19,355	3,520
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,217	2,450
7.238% due 09/25/2037 þ		5,379	2,119
Truman Capital Mortgage Loan Trust 8.397% due 01/25/2034 •		2,652	2,557
Washington Mutual Asset-Backed Certificates WMABS Trust 4.572% due 05/25/2036 •		125	98

			24,589

WHOLE LOAN COLLATERAL 1.2%
First Franklin Mortgage Loan Trust 5.142% due 06/25/2036 •		3,146	2,980
Specialty Underwriting & Residential Finance Trust 5.247% due 06/25/2036 •		8,070	6,703

			9,683

OTHER ABS 1.9%
Avoca CLO XIII DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,248
Belle Haven ABS CDO Ltd. 7.750% due 07/05/2046 •		$185,947	428
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	2,200	720
0.000% due 04/15/2038 ~		548	427
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	292
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	666
0.000% due 03/31/2038 ~		2,441	1,494
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	700	97
CVC Cordatus Loan Fund VI DAC 0.000% due 04/15/2032 ~		3,120	925
Duke Funding V Ltd. 8.140% due 08/07/2033 •		$13,523	1,612
Glacier Funding CDO III Ltd. 7.770% due 08/04/2035 •		6,310	505
Man GLG Euro CLO I DAC 0.000% due 10/15/2030 ~	EUR	3,371	4
0.000% due 12/15/2028 «(g)		$24	0
0.000% due 04/16/2029 «(g)		7	0
0.000% due 07/16/2029 «(g)		10	0
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	397
Sherwood Funding CDO Ltd. 7.860% due 11/06/2039 •		$31,208	5,924
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	298

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,043

			16,080

Total Asset-Backed Securities (Cost $121,069)			53,861

SOVEREIGN ISSUES 6.2%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ		7,215	3,696
Argentina Republic Government International Bonds
1.000% due 07/09/2029		131	95
3.500% due 07/09/2041 þ		9,486	4,621
4.125% due 07/09/2046 þ		110	58
5.000% due 01/09/2038 þ		1,326	748
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		1,018	983
Colombia Government International Bonds
3.750% due 09/19/2028	EUR	400	469
5.000% due 09/19/2032		400	464
5.625% due 02/19/2036		400	455
Dominican Republic Central Bank Notes 13.000% due 01/30/2026	DOP	16,700	271
Dominican Republic International Bonds
10.500% due 03/15/2037 (l)		468,600	8,071
10.750% due 06/01/2036 (l)		25,900	451
11.250% due 09/15/2035 (l)		68,200	1,212
Egypt Government International Bonds 6.375% due 04/11/2031	EUR	300	338
El Salvador Government International Bonds
8.625% due 02/28/2029		$2,500	2,678
9.250% due 04/17/2030		4,300	4,703
Ghana Government International Bonds
0.000% due 07/03/2026 (g)		22	22
0.000% due 01/03/2030 (g)		67	57
5.000% due 07/03/2029 þ		339	331
5.000% due 07/03/2035 þ		487	412
Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	55	65
3.900% due 01/30/2033		122	151
4.000% due 01/30/2037		96	117
4.200% due 01/30/2042		119	147
Peru Government International Bonds
6.900% due 08/12/2037	PEN	1,800	542
6.950% due 08/12/2031		2,801	894
Romania Government International Bonds
5.125% due 09/24/2031	EUR	1,700	1,994
5.250% due 05/30/2032		1,000	1,173
5.625% due 05/30/2037		1,000	1,124
5.875% due 07/11/2032 (l)		2,600	3,128
6.250% due 09/10/2034		400	485
6.375% due 09/18/2033		1,000	1,233
6.750% due 07/11/2039		2,300	2,755
Turkiye Government Bonds
40.854% (BISTREFI) due 09/06/2028 ~	TRY	268,206	6,290
42.493% (BISTREFI) due 05/17/2028 ~		31,100	736
Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$40	21
0.000% due 02/01/2034 þ(h)		149	62
0.000% due 02/01/2035 þ(h)		126	62
0.000% due 02/01/2036 þ(h)		105	51
4.500% due 02/01/2034 þ		183	103
4.500% due 02/01/2035 þ		256	141
4.500% due 02/01/2036 þ		293	159
Venezuela Government International Bonds 9.250% due 09/15/2027 ^(d)		452	110

Total Sovereign Issues (Cost $51,916)			51,678

		SHARES
COMMON STOCKS 7.6%
COMMUNICATION SERVICES 0.7%
Clear Channel Outdoor Holdings, Inc. (e)		754,306	1,192
iHeartMedia, Inc. Class A (e)		178,528	512
iHeartMedia, Inc. Class B «(e)		138,545	350
OI SA (e)		4,697,543	468
Promotora de Informaciones SA Class A (e)		282,619	122
SES SA «(e)		222,366	2,646

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

Uniti Group, Inc. (e)	116,865	715

		6,005

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(k)	3,250	21

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(k)	27,368,642	0

FINANCIALS 1.4%
Banca Monte dei Paschi di Siena SpA	886,500	7,848
Intelsat SA «(e)(k)	222,366	0
MNSN Holdings, Inc. (e)(k)	3,757	225
Unity Bancorp, Inc. «(e)	644,440	3,622
XBP Global Holdings, Inc. (e)	9,682	8

		11,703

HEALTH CARE 3.3%
AmSurg Corp. «(e)(k)	603,876	27,263

INDUSTRIALS 2.2%
Drillco Holdings Luxembourg SA «(k)	170,549	3,696
Foresea Holdings SA «	70,121	1,519
Incora New Equity «(e)(k)	314,058	12,606
Westmoreland Mining Holdings «(e)(k)	87,552	33
Westmoreland Mining LLC «(e)(k)	275,905	310

		18,164

Total Common Stocks (Cost $73,007)		63,156

WARRANTS 0.1%
FINANCIALS 0.1%
Windstream Holdings II LLC - Exp. 10/25/2059 «	125,540	705

Total Warrants (Cost $765)		705

PREFERRED SECURITIES 3.8%
BANKING & FINANCE 2.4%
ADLER Group SA «	1,524,031	0
AGFC Capital Trust I 6.329% (US0003M + 1.750%) due 01/15/2067 ~(l)	20,410,000	13,798
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	62
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	2,100,000	2,054
Windstream Holdings II LLC 11.000% «(e)	4,111	4,111

		20,025

INDUSTRIALS 1.4%
Clover Holdings, Inc. 0.000% «(k)	14,886	293
OCP CLO Ltd. 0.000% due 04/26/2036 ~	15,547	6,294
SVB Financial Trust
0.000% due 11/07/2032 (g)	19,520	2
11.000% due 11/07/2032	4,283	2,334
Syniverse Holdings, Inc. 12.500% «(k)	3,159,405	3,080

		12,003

Total Preferred Securities (Cost $28,622)		32,028

REAL ESTATE INVESTMENT TRUSTS 0.4%
REAL ESTATE 0.4%
VICI Properties, Inc.	95,221	3,105

Total Real Estate Investment Trusts (Cost $272)		3,105

SHORT-TERM INSTRUMENTS 0.3%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (j)	947,492	947

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.2%
3.995% due 10/21/2025 - 01/27/2026 (f)(g)(o)	1,324	1,313

Total Short-Term Instruments (Cost $2,259)		2,260

Total Investments in Securities (Cost $1,015,248)		898,482

	SHARES
INVESTMENTS IN AFFILIATES 4.3%
SHORT-TERM INSTRUMENTS 4.3%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%
PIMCO Short-Term Floating NAV Portfolio III	3,678,592	35,826

Total Short-Term Instruments (Cost $35,809)		35,826

Total Investments in Affiliates (Cost $35,809)		35,826

Total Investments 112.1% (Cost $1,051,057)		$934,308
Financial Derivative Instruments (m)(n) 0.0% (Cost or Premiums, net $59,343)		73
Other Assets and Liabilities, net (12.1)%		(100,967)

Net Assets Applicable to Common Shareholders 100.0%		$833,414

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Coupon represents a 7-Day Yield.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

AmSurg Corp.	11/02/2023 - 11/06/2023	$25,233	$27,263	3.27%
Clover Holdings, Inc.	12/09/2024	223	293	0.04
Drillco Holdings Luxembourg SA	06/08/2023	3,411	3,696	0.44
Incora New Equity	01/31/2025	15,256	12,606	1.51
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 08/01/2025	6,943	11,232	1.35
Intelsat SA	06/19/2017 - 08/29/2025	8,192	0	0.00
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	42	225	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 05/30/2025	3,116	3,080	0.37
West Marine	09/12/2023	47	21	0.00
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,140	33	0.00
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	1,148	310	0.04

$65,751	$58,759	7.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	1.750%	09/01/2025	TBD(2)	EUR	(1,050)	$(1,234)
4.380	09/19/2025	TBD(2)	$(1,010)	(1,012)
BRC	3.500	09/15/2025	TBD(2)	GBP	(420)	(566)
CDC	4.460	09/11/2025	11/10/2025	$(132)	(133)
4.560	09/18/2025	01/16/2026	(2,705)	(2,710)
4.560	09/25/2025	01/23/2026	(2,938)	(2,940)
4.630	09/30/2025	01/20/2026	(5,558)	(5,559)
4.630	09/30/2025	01/23/2026	(1,304)	(1,304)
4.660	09/18/2025	01/16/2026	(4,997)	(5,006)
4.660	09/25/2025	01/23/2026	(17,587)	(17,601)
DEU	4.570	09/11/2025	12/11/2025	(3,285)	(3,294)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

IND				4.400			09/25/2025	12/24/2025	(18,775)		(18,789)
				4.430			09/17/2025	12/17/2025	(5,062)		(5,071)
				4.580			08/12/2025	11/12/2025	(1,229)		(1,236)
				4.610			09/04/2025	12/04/2025	(1,561)		(1,566)
				4.640			09/16/2025	12/16/2025	(1,874)		(1,878)
SCX				2.150			06/17/2025	TBD(2)	EUR	(2,029)	(2,397)
				4.600			09/19/2025	TBD(2)	$(8,371)		(8,383)
SOG				4.670			07/14/2025	10/14/2025	(3,252)		(3,285)
				4.860			07/08/2025	10/08/2025	(2,912)		(2,945)
UBS				2.488			09/03/2025	12/02/2025	EUR	(2,986)	(3,512)

Total Reverse Repurchase Agreements											$(90,421)

(l)	Securities with an aggregate market value of $102,469 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(20,936) at a weighted average interest rate of 4.422%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	34,800	$(181)	$(20)	$(201)	$48	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		13,400	1,297	2,195	3,492	0	(23)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	522	1,290	0	(14)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,700	(7)	2,196	2,189	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$2,200	1	43	44	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		43,700	253	1,702	1,955	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(1,315)	(4,002)	30	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	179	(134)	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	1,779	1,771	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	(147)	637	58	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,112	(2,303)	(1,191)	48	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		76,900	(969)	1,907	938	48	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		31,000	(587)	210	(377)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	1,647	(3,854)	25	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		233,400	(2,351)	300	(2,051)	104	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	683	1,110	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	19,165	19,657	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	8,156	12,380	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	4,031	6,601	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(95,330)	(35,730)	0	(593)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	13,034	12,787	80	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	22,087	21,952	124	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	16,209	16,044	96	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		29,200	2,061	(12,678)	(10,617)	0	(74)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		223,450	(4,208)	98,609	94,401	574	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,700	916	1,096	2,012	25	0

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	29,000	1,270	1,009	2,279	82	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	65,500	66	(3,980)	(3,914)	48	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	24,100	(1,059)	4,004	2,945	0	(29)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,200	290	256	546	0	(6)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	18,200	76	6,176	6,252	0	(98)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	(5,259)	(3,942)	36	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	26,400	424	3,008	3,432	0	(23)

Total Swap Agreements	$59,530	$89,187	$148,717	$1,439	$(963)

Cash of $12,963 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	10/2025	CAD	646	$465	$0	$0
10/2025	EUR	99,358	115,886	0	(765)
11/2025	$465	CAD	646	0	0
BOA	11/2025	DOP	80,019	$1,252	0	(22)
11/2025	EUR	2,607	3,068	1	0
BPS	10/2025	2,849	3,364	19	0
10/2025	TRY	2,054	49	0	0
08/2030	KWD	58	195	2	0
BRC	10/2025	GBP	1,312	1,772	7	0
10/2025	TRY	16,938	407	0	0
10/2025	$5,100	TRY	217,136	116	0
11/2025	EUR	409	$481	0	0
11/2025	$3,211	TRY	139,891	28	0
12/2025	817	35,944	1	0
BSH	12/2025	PEN	3,163	$888	0	(21)
02/2026	1,006	288	0	(1)
CBK	10/2025	EUR	2,607	3,056	0	(5)
10/2025	GBP	2,385	3,241	34	0
10/2025	HKD	33,623	4,324	2	0
10/2025	$1,007	EUR	859	3	(1)
FAR	11/2025	PEN	2,719	$741	0	(42)
GLM	11/2025	DOP	161,824	2,526	0	(50)
01/2026	105,062	1,700	40	0
03/2026	55,794	860	1	(16)
JPM	10/2025	$467	CAD	646	0	(3)
10/2025	641	TRY	27,339	15	0
MBC	10/2025	EUR	5,546	$6,534	23	0
10/2025	GBP	3,767	5,085	19	0
10/2025	$2,072	EUR	1,762	0	(3)
NGF	12/2025	904	TRY	39,658	3	0
SCX	10/2025	27,587	GBP	20,624	150	0
11/2025	GBP	20,624	$27,592	0	(151)
SOG	10/2025	$123,635	EUR	105,132	0	(205)
11/2025	EUR	105,132	$123,884	206	0
SSB	10/2025	GBP	13,160	17,739	40	0

Total Forward Foreign Currency Contracts	$710	$(1,285)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	—◆%	$3,300	$0	$199	$199	$0
Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	235	0	3	3	0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	0.872	1,400	(12)	13	1	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	2.159	900	(175)	144	0	(31)

Total Swap Agreements	$(187)	$359	$203	$(31)

(o)

Securities with an aggregate market value of $680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$123,377	$60,757	$184,134
Corporate Bonds & Notes
Banking & Finance	1,978	46,651	0	48,629
Industrials	2,511	243,059	38,430	284,000
Utilities	0	34,097	0	34,097
Convertible Bonds & Notes
Industrials	0	20,698	0	20,698
Municipal Bonds & Notes
Michigan	0	1,802	0	1,802
Texas	0	7,939	0	7,939
West Virginia	0	6,187	0	6,187
U.S. Government Agencies	0	20,352	8,424	28,776
Non-Agency Mortgage-Backed Securities	0	75,427	0	75,427
Asset-Backed Securities
Automobile ABS Other	0	3,509	0	3,509
Home Equity Other	0	24,589	0	24,589
Whole Loan Collateral	0	9,683	0	9,683
Other ABS	0	14,739	1,341	16,080
Sovereign Issues	0	51,678	0	51,678
Common Stocks
Communication Services	3,009	0	2,996	6,005
Consumer Discretionary	0	0	21	21
Financials	233	7,848	3,622	11,703
Health Care	0	0	27,263	27,263
Industrials	0	0	18,164	18,164
Warrants
Financials	0	0	705	705
Preferred Securities
Banking & Finance	0	15,914	4,111	20,025
Industrials	0	8,630	3,373	12,003
Real Estate Investment Trusts
Real Estate	3,105	0	0	3,105
Short-Term Instruments
Mutual Funds	0	947	0	947
U.S. Treasury Bills	0	1,313	0	1,313

	$10,836	$718,439	$169,207	$898,482
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,826	$0	$0	$35,826

Total Investments	$46,662	$718,439	$169,207	$934,308

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,439	0	1,439
Over the counter	0	711	202	913

	$0	$2,150	$202	$2,352
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(963)	0	(963)
Over the counter	0	(1,316)	0	(1,316)

	$0	$(2,279)	$0	$(2,279)

Total Financial Derivative Instruments	$0	$(129)	$202	$73

Totals	$46,662	$718,310	$169,409	$934,381

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$41,013	$381	$(568)	$35	$(1)	$(1,048)	$20,945	$0	$60,757	$(1,044)
Corporate Bonds & Notes
Banking & Finance	302	0	(7)	0	0	10	0	(305)	0	0
Industrials	19,641	17,077	0	12	0	1,700	0	0	38,430	1,699
U.S. Government Agencies	8,262	0	(38)	9	12	179	0	0	8,424	179
Asset-Backed Securities
Other ABS	1,468	0	0	0	0	(127)	0	0	1,341	(127)
Common Stocks
Communication Services	10,752	0	(9,497)	0	5,042	(3,301)	0	0	2,996	2,781
Consumer Discretionary	20	0	0	0	0	1	0	0	21	1
Financials	7,686	3,931	(7,728)	0	0	(42)	0	(225)	3,622	(7,979)
Health Care	27,263	0	0	0	0	0	0	0	27,263	0
Industrials	16,246	0	0	0	0	1,918	0	0	18,164	1,918
Warrants
Communication Services	2,095	0	(1,888)	0	499	(706)	0	0	0	0
Financials	1	765	0	0	0	(61)	0	0	705	(61)
Preferred Securities
Banking & Finance	0	4,111	0	0	0	0	0	0	4,111	0
Industrials	3,254	0	0	0	0	119	0	0	3,373	119

	$138,003	$26,265	$(19,726)	$56	$5,552	$(1,358)	$20,945	$(530)	$169,207	$(2,514)
Financial Derivative Instruments - Assets
Over the counter	$197	$1	$0	$0	$0	$4	$0	$0	$202	$4

Totals	$138,200	$26,266	$(19,726)	$56	$5,552	$(1,354)	$20,945	$(530)	$169,409	$(2,510)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
					(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2025	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$11,891	Comparable Companies	EBITDA Multiple	X	16.290	—
	13,133	Discounted Cash Flow	Discount Rate		6.818 - 50.000	9.428
	200	Cost	Purchase Price		100.000	—
	5,256	Indicative Market Quotation	Broker Quote		101.250	—
	30,277	Third Party Vendor	Broker Quote		40.500 - 100.500	96.842
Corporate Bonds & Notes
Industrials	20,755	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/%	0.970/10.000	—
	1,105	Indicative Market Quotation	Broker Quote		62.500 - 71.000	65.231
	16,570	Recent Transaction	Purchase Price		100.000	—
U.S. Government Agencies	8,424	Discounted Cash Flow	Discount Rate		11.331	—
Asset-Backed Securities
Other ABS	1,341	Discounted Cash Flow	Discount Rate		12.000 – 20.000	13.778
Common Stocks
Communication Services	2,646	Discounted Cash Flow	Discount Rate		7.930	—
	350	Reference Instrument	Stock Price w/Liquidity Discount		12.000	—
Consumer Discretionary	21	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/%	0.500/20.750	—
Financials	3,622	Reference instrument	Stock Price w/Liquidity Discount		8.150	—
Health Care	27,263	Comparable Companies	EBITDA Multiple	X	16.290	—
Industrials	12,606	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/%	0.970/10.000	—
	5,558	Indicative Market Quotation	Broker Quote		$0.375 - 21.667	20.394
Warrants
Financials	705	Option Pricing Model	Volatility		62.500	—
Preferred Securities
Banking & Finance	4,111	Recent Transaction	Purchase Price		$1,000.000	—
Industrials	293	Comparable Companies	EBITDA Multiple	X	12.250	—
	3,080	Discounted Cash Flow	Discount Rate		13.622	—

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2025 (Unaudited)

FinancialDerivative Instruments- Assets
Over the counter	202	Indicative Market Quotation	Broker Quote	0.939 - 6.009	5.933

Total	$169,409

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (”ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$73,274	$114,549	$(152,000)	$9	$(6)	$35,826	$453	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SOG	Societe Generale Paris
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
DOP	Dominican Peso	KWD	Kuwaiti Dinar	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization